                 [PICTURE OF AMERICAN BALD EAGLE APPEARS HERE]

              NUMBER                                               SHARES

          CC

  THIS CERTIFICATE IS TRANSFERABLE                             SEE REVERSE FOR
IN CRANFORD, N.J. OR IN NEW YORK, N.Y.                       CERTAIN DEFINITIONS

          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                         CODDLE CREEK FINANCIAL CORP.

                               MOORESVILLE, N.C.

     THIS IS TO CERTIFY THAT                                 CUSIP 191891 10 0





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF

    ----------------------                         -------------------------
    ----------------------      CODDLE CREEK       -------------------------
    ----------------------     FINANCIAL CORP.     -------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The security evidenced by this certificate is not a deposit account or savings account and is not federally insured or guaranteed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

   Dated:

          /s/ Billy R. Williams              /s/ George W. Brawley
                      SECRETARY                          PRESIDENT

                              [CORPORATE SEAL OF
                               CODDLE CREEK FINANCIAL
                               CORP. APPEARS HERE]


(C) SECURITY XXXXXXXX   UNITED STATES BANKNOTE COMPANY  1960
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ COUNTERSIGNED AND REGISTERED:                                                +
+          REGISTRAR AND TRANSFER COMPANY                                      +
+                    (CRANFORD, NEW JERSEY)      TRANSFER AGENT                +
+                                                  AND REGISTRAR               +
+                                                                              +
+ BY                                                                           +
+                                                                              +
+                                            AUTHORIZED SIGNATURE              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++
+--------------------------------------------------+
+ AMERICAN BANK NOTE COMPANY  NOVEMBER 3, 1997 dw  +
+ 3504 ATLANTIC AVENUE                             +
+ SUITE 12                      046527fc           +
+ (310) 989-2333                                   +
+ (FAX) (310) 428-7450   270-19X  proof___ NEW     +
+--------------------------------------------------+
++++++++++++++++++++++++++++++++++++++++++++++++++++

                         Coddle Creek Financial Corp.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The Corporation will furnish to any shareholder upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-- as tenants in common              UNIF GIFT MIN ACT--____________Custodian______________________________
  TEN ENT-- as tenants by the entireties                           (Cust.)                   (Minor)
  JT TEN -- as joint tenants with right of                       under Uniform Gifts to Minors
            survivorship and not as tenants                      Act________________________________________________
            in common                                                                 (State)

   . Additional abbreviations may also be used though not in the above list.

For value received,__________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the Capital Stock represented by the within Certificate; and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________

                            ___________________________________________________
                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH
                            THE NAME AS WRITTEN UPON THE PAGE OF THE
                            CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



     SIGNATURE(S) GUARANTEED:__________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.